UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) — (d)  Not applicable.

(e)  At the 2018 annual meeting of shareholders of ImmunoGen, Inc. (referred to as “our”) held on June 20, 2018 (the “2018 Annual Meeting”), our shareholders approved the ImmunoGen, Inc. 2018 Employee, Director and Consultant Equity Incentive Plan (the “2018 Plan”) and the ImmunoGen, Inc. Employee Stock Purchase Plan (the “ESPP”).  Summaries of the material terms and conditions of the 2018 Plan and the ESPP are set forth in our definitive Proxy Statement dated April 30, 2018, filed with the Securities and Exchange Commission on April 30, 2018, under the captions “Approval of the 2018 Employee, Director and Consultant Equity Incentive (Notice Item 3)” and “Approval of the Employee Stock Purchase Plan (Notice Item 4),” respectively.  Such descriptions are incorporated herein by reference and are qualified in their entirety by reference to the full text of the 2018 Plan and the ESPP filed as Exhibits 10.1 and 10.6, respectively, to this current report on Form 8-K.

(f)  Not applicable.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As stated above, the 2018 Annual Meeting was held on June 20, 2018.  At the 2018 Annual Meeting, shareholders fixed the number of Directors constituting the full Board of Directors at seven.  The voting results were as follows:

For:	91,996,958
Against	69,622
Abstain	111,265
Broker Non-Votes	31,896,166

At the 2018 Annual Meeting, shareholders elected seven Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Stephen C. McCluski	91,460,823	717,022	31,896,166
Richard J. Wallace	91,283,969	893,876	31,896,166
Mark Goldberg, MD	73,509,651	18,668,194	31,896,166
Dean J. Mitchell	81,436,371	10,741,474	31,896,166
Kristine Peterson	57,950,060	34,227,785	31,896,166
Mark J. Enyedy	91,699,299	478,546	31,896,166
Stuart A. Arbuckle	91,930,195	247,650	31,896,166

At the 2018 Annual Meeting, shareholders approved the 2018 Plan, which is referenced in Item 5.02 above, as follows:

For:	66,962,614
Against	25,081,333
Abstain	133,898
Broker Non-Votes	31,896,166

At the 2018 Annual Meeting, shareholders approved the ESPP, which is referenced in Item 5.02 above, as follows:

For:	71,913,571
Against	20,189,140
Abstain	75,134
Broker Non-Votes	31,896,166

At the 2018 Annual Meeting, shareholders voted to approve, on an advisory basis, the compensation paid to the our named executive officers, as described in our proxy statement (the “say-on-pay vote”) as follows:

For:	83,846,370
Against	8,163,331
Abstain	168,144
Broker Non-Votes	31,896,166

At the 2018 Annual Meeting, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 as follows:

For:	123,405,942
Against	323,412
Abstain	344,657
Broker Non-Votes	0

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibits are being filed herewith:

Exhibit No.	Exhibit

10.1	2018 Employee, Director and Consultant Equity Incentive Plan
10.2	Form of Incentive Stock Option Agreement under the 2018 Employee, Director and Consultant Equity Incentive Plan
10.3	Form of Non-Qualified Stock Option Agreement for employees under the 2018 Employee, Director and Consultant Equity Incentive Plan
10.4	Form of Restricted Stock Unit Agreement under the 2018 Employee, Director and Consultant Equity Incentive Plan
10.5	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the 2018 Employee, Director and Consultant Equity Incentive Plan
10.6	Form of Deferred Stock Unit Agreement for Non-Employee Directors under the 2018 Employee, Director and Consultant Equity Incentive Plan
10.7	Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: June 22, 2018	/s/ David B. Johnston

David B. Johnston
Executive Vice President and Chief Financial Officer